Exhibit 10.2


                              SETTLEMENT AGREEMENT

      This Settlement Agreement ("Agreement") is entered into between Whitemark Homes, Inc., a Colorado corporation ("Whitemark Homes"); Kenneth Lawrence White ("White"); Mitchell Gordon ("Gordon"); Scott D. Clark ("Clark"); Hugh Harling, Jr. ("Harling"); Margaret Older ("Older"); Karen Lee ("Lee"); Alstar Enterprises, L.L.C. ("Alstar Enterprises"); Alstar Development Group, Inc. ("Alstar Development"); Cabana Beach Club, L.L.C. ("Cabana Beach"); Cabana Cove, L.L.C. ("Cabana Cove"); Destin Parks, Inc. ("Destin"); Emerald Beach Corporation ("Emerald Beach"); Emerald Sea Development, Inc. ("Emerald Sea"); Long Point Cove, L.L.C. ("Long Point"); LPG, Inc. ("LPG"); Magnolia Landing Development, Inc. ("Magnolia"); Muirfield Development Corporation ("Muirfield"); North Florida Consulting, Inc. ("NFC"); Panhandle Development, Inc. ("Panhandle"); Sea Oat Properties, Inc. ("Sea Oat"); Sunshine Development Group, Inc. ("Sunshine"); Torel, Inc. ("Torel"); Troon Development Corporation ("Troon"); Whitemark Homes of Florida, Inc., a Florida corporation (collectively the "Whitemark Homes Group"); AND William Michael Adkinson ("Mike Adkinson"), Chad Adkinson, Larry Wayne Adkinson ("Wayne Adkinson"), Gulf Destination Enterprises, Inc. ("GDE"), Castle Development Properties, Inc. ("Castle") and Concourse, Inc. (collectively the "Adkinson Group"); AND Dana C. Matthews, Esq., John W. Hawkins. Esq., Matthews & Hawkins, P.A. and Destin Land & Title, Inc. (collectively the "Matthews Group"). The Adkinson Group, Whitemark Homes Group and Matthews Group have agreed to resolve all disputes between them and all claims or causes of action, which have arisen, or which might arise in the future (with the exception of enforcing the provisions of this Agreement) based upon any business relationships and transactions (including any disputes arising out of the Agreement for Exchange of Corporate Stock by and between Whitemark Homes and Mike Adkinson, Wayne Adkinson and Chad Adkinson dated August 31, 2001 (the "Exchange Agreement"); Closing Agreement pursuant to the Exchange Agreement ("Closing Agreement"); Guaranty and Indemnity Agreement by and between Whitemark Homes and Mike Adkinson, Chad Adkinson and Wayne Adkinson ("Guaranty Agreement"); Voting Agreement by and among Whitemark Homes and Mike Adkinson, Chad Adkinson and Wayne Adkinson ("Voting Agreement"); profit participation agreements; Security & Funding Agreement; joint venture agreements; and Employment Agreement between Whitemark Homes and Mike Adkinson ("Employment Agreement"), and all other agreements executed in connection with the Exchange Agreement. Therefore, in consideration of the mutual promises and valuable consideration provided in this Agreement, the parties hereby agree as follows:

I.    DISMISSAL OF LAWSUITS.
      ----------------------

      A. On or before April 25, 2003, the parties shall do the following matters:

      1. Execute and file of record a joint dismissal with prejudice of their claims in Whitemark Homes, Inc., et al. v. Adkinson, (Walton County
           Circuit          Court          Case         No.          03CA000055)
           ("Replevin/Counterclaim/Counter-Counterclaim Action").

      2. Execute and file of record a joint dismissal with prejudice of their claims in Muirfield Development Corporation, et al. v. Matthews, et al. (Orange County Circuit Court at Case No. 2003 CA 2532 #39) ("Matthews Action").

      3. Execute and file of record a joint stipulation requesting the court enter an order approving the dismissal with prejudice of the Shareholder Derivative Action docketed at Adkinson, et al. v.

           Whitemark Homes, et al., (Walton County Circuit Court Case No. 03CA000073) ("Shareholder Derivative Action"), without the necessity of a hearing.

      4. Execute and file of record a joint dismissal with prejudice of Whitemark Homes/NFC/Troon/Muirfield claims against Mike Adkinson, Chad Adkinson, Wayne Adkinson, Castle and GDE pending in the matter docketed at Whitemark Homes, Inc., et al. v. Adkinson, et al. (Walton County Circuit Court Case No. 03CA000110) ("Quiet Title Action"). This will not affect any claims between Mike Adkinson, Wayne Adkinson, Chad Adkinson, Castle, GDE and Southeastern Consulting & Development Company ("Southeastern") in said Quiet Title Action.

      B. All parties further agree that they will not file, or aid or assist others in filing, any charges or commencing any lawsuits, investigations, administrative proceedings or other proceedings or actions against any other party to this Agreement regarding any claims released in this Agreement including commencing or filing any claims with the Securities and Exchange Commission ("SEC"), except as required by law. To the extent any party is required to report, notice, testify or otherwise participate in such charges, lawsuits, investigations, administrative proceedings or other proceedings or actions, said person or entity shall provide the other parties with ten (10) calendar days written notice before participating, disclosing or taking any action described in this subparagraph IB. Notice shall be given pursuant to the notice section below.

II.   FEES AND COSTS
      --------------

      The parties agree that each will bear its own costs and fees (including all attorneys' fees and expenses) incurred in any way with respect to the prosecution or defense of the Replevin/Counterclaim/Counter-Counterclaim Action, the Matthews Action, the Shareholder Derivative Action and the Quiet Title Action referenced herein, or the negotiation and execution of this Agreement. The parties further agree that this Agreement shall not be interpreted so as to render either party as a prevailing party for purposes of any statute or otherwise. In the event of a dispute between the parties in enforcing the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees and costs.

III.  COVENANT NOT TO SUE.
      --------------------

      The parties agree to not file, request, notice or make any lawsuit, charge, other legal action, administrative proceeding, and/or investigation based on a claim purportedly released by this Agreement, except as required by law. To the extent any party is required to report, notice, testify or otherwise participate in such charges, lawsuits, investigations, administrative proceedings or other proceedings or actions, said person or entity shall provide the other parties with ten (10) calendar days written notice before participating, disclosing or taking any action described in this paragraph III.

      The parties will dismiss with prejudice all pending lawsuits that may already be filed (including, but not limited to, the
Replevin/Counterclaim/Counter-Counterclaim Action, the Matthews Action, the Shareholder Derivative Action and the Quiet Title Action.). The parties promise never to seek or accept any damages, remedies, or other relief for themselves personally (as to any right to which the parties hereby release and waive) by commencing or filing any claims with the SEC or a lawsuit with any court, or otherwise, with respect to any claim purportedly released by this Agreement. The parties shall not make any complaints, report or notice any securities violations including, but not limited to, violations of the Securities Exchange

Act of 1934 and the Sarbanes-Oxley Act of 2002, except as required by law. To the extent any party is required to report, notice, testify or otherwise participate in such charges, lawsuits, investigations, administrative proceedings or other proceedings or actions, said person or entity shall provide the other parties with ten (10) calendar days written notice before participating, disclosing or taking any action described in this paragraph III. Notice shall be given pursuant to the notice section below.

IV.   SETTLEMENT BENEFITS.
      --------------------

      A. Mike Adkinson, Chad Adkinson, Wayne Adkinson, Jan Adkinson and Henry Devarona (collectively the "Shareholders") each shall execute and deliver temporarily to Robert Higgins (hereinafter "Escrow Agent") Whitemark Homes irrevocable stock powers transferring all ownership rights in the 5,000,000 shares of Whitemark Homes restricted common stock owned by the Shareholders ("Whitemark Stock"), subject to the collateral pledge of the Whitemark Stock in favor of Beach Community Bank, Commerce South Bank and Bank of Bonifay for loans totaling $2,700,000. The parties shall mutually agree to a substitute Escrow Agent on or before April 30, 2003. The irrevocable stock powers shall be held by Escrow Agent pursuant to an escrow agreement and not released to Whitemark Homes until such time as Mike Adkinson's guaranties are released by Admiralty Bank. Whitemark, Ltd. performs as described in subparagraph Y. Whitemark Homes will take title to the Whitemark Stock subject to $2,700,000 in outstanding loans in favor of Beach Community Bank, Commerce South Bank and Bank of Bonifay. All new stock certificates will be re-delivered to Beach Community Bank, Commerce South Bank and Bank of Bonifay to be held by them pursuant to their collateral documents. The Shareholders will have no legal liability to Whitemark Homes to pay these loans and if the Whitemark Stock is seized by these banks to satisfy the loans, then Whitemark Homes can either satisfy the loans itself, or allow the banks to foreclose. Regardless, Wayne Adkinson, Chad Adkinson, Mike Adkinson, Jan Adkinson and Henry Devarona will have no liability to Whitemark Homes. Whitemark Homes shall have the right to effect the transfer of the Whitemark Stock at a time of its choosing and until such time Kenneth Lawrence White shall have the right to vote the shares in accordance with the terms of the Voting Agreement. Mike Adkinson shall have the right to re-finance the $2,700,000 loans to Beach Community Bank, Commerce South Bank and Bank of Bonifay, and Whitemark Homes shall execute instruments required by these lenders for refinancing or extensions of the loans for which the Whitemark Stock remains as collateral for the $2,700,000 loans. Any refinancing is subject to default notice provisions set forth in subparagraph R, and the maturity shall be extended by six (6) months. Mike Adkinson shall not be entitled to increase the loans in excess of $2,700,000. The Shareholders warrant and represent that they will not own any Whitemark Homes stock in the future either individually, indirectly through another person or entity, or as part of a group owning or exercising control of a voting block of Whitemark Homes stock, with the exception of Mike Adkinson and/or his affiliates acquiring Whitemark Homes stock in consideration for resolving any disputes with investors. To the extent Mike
Adkinson and/or his affiliates acquire Whitemark Homes stock under this exception, Mike Adkinson and/or his affiliates waive any right to and agree not to commence any lawsuits against Whitemark Homes arising out of the ownership of this stock including shareholder derivative actions. Moreover, Whitemark Homes shall have a 60 day option to acquire said stock from Mike Adkinson for the price Mike Adkinson paid for the stock, or the fair market value of said stock, whichever is greater. The option shall expire 30 calendar days following written notice from Mike Adkinson. The Shareholders further warrant and represent that:
(i) they have good, absolute and marketable title to the Whitemark Stock free from all liens, claims and encumbrances, except for liens in favor of Beach

Community Bank, Bank of Bonifay and Commerce South Bank and (ii) they have authority to convey the Whitemark Stock subject to the outstanding loans in favor of Beach Community Bank, Commerce South Bank and Bank of Bonifay, and
(iii) that the Whitemark Stock is not otherwise encumbered.

      B. Neither Whitemark Homes and its subsidiaries, on the one hand, nor NFC,Long Point, Alstar Enterprises, Muirfield, Troon, Destin and
Cypress Breeze, on the other hand, shall be liable to the other for any intercompany debt owed and existing as of the date of this Agreement. The Adkinson Group and Whitemark Homes Group shall attach to a Closing Statement agreed upon balance sheets for the entities being transferred herein as of December 31, 2002. The Whitemark Homes Group shall identify as an attachment to the Closing Statement any debt, contracts or other obligations effecting those entities transferred to the Adkinson Group herein for the period of January 1, 2003 to the date of execution of this Agreement as to only those debts, contracts and obligations incurred without the signatory authority or verbal instruction of the Shareholders.

      C. With the exception of the intercompany debt described in subparagraph B above, any debts, obligations, and liabilities owed by NFC, any of NFC's subsidiaries, and the Adkinson Group to any entity or person, including, but not limited to, any lenders, vendors, mortgagees, O'Sullivan Creel LLP, Matthews & Hawkins, P.A., Kenneth O'Neal (only as to the two promissory notes in the original principal sums of $70,000 and $50,000 as shown on NFC `s December 31, 2002 balance sheet), trade creditors, and/or members of the Adkinson Group, whether known or unknown, (including the $12,400,000 Mike Adkinson alleges he is owed by Whitemark Homes) shall be the sole responsibility of the entities or real properties transferred or conveyed to any member of the Adkinson Group, or their assigns or designees. Whitemark Homes shall have no liability to pay, assume or discharge any such debts, obligations or liabilities of NFC, any of NFC's subsidiaries or any of Whitemark Homes' subsidiaries. Notwithstanding anything to the contrary, no member of the Adkinson Group or any entity or person taking title to the companies and properties transferred pursuant to this Agreement, shall be liable for any debts, obligations or contracts incurred by Whitemark Homes, NFC or their subsidiaries that were not incurred as a result of signature authority or approval of the Shareholders, as that term is defined in this Agreement.

      D. Alstar Development and Torel will convey to Mike Adkinson or his designee their combined 100% membership interest in Alstar Enterprises. All Whitemark Homes, NFC and their subsidiaries' intercompany debt will not be assumed. All furniture, fixtures, equipment and inventory shall be on the balance sheets accepted by Mike Adkinson or his designee and attached to the Closing Statement. The transfers are subject to the debt of Alstar Enterprises with the exception of the debt described in subparagraphs B and C above.

      E.   Magnolia   Landing   will  convey  all  its  real  estate  to  Alstar
           Enterprises,

subject to Commerce South Bank's existing note and mortgage in the approximate amount of $694,000. The transfers are subject to the debt associated with the real estate being transferred herein with the exception of the debt described in subparagraphs B and C above.

      F. Emerald Sea and LPG will convey to Mike Adkinson or his designee their combined 100% membership interest in Long Point. The transfers are subject to the debt of Long Point with the exception of the debt described in subparagraphs B and C above and the treatment of the mortgage/note as described in subparagraph Y.

      G. Destin Parks will convey its 50% membership interest in Cypress Breeze, L.L.C. to Mike Adkinson, or his designee. The transfers are subject to the debt of Destin Parks with the exception of the debt described in subparagraphs B and C above.

      H. NFC shall convey Courtyard E-1 through E-5, and E-11, to Mike Adkinson, or his designees. Destin Land & Title ("DLT") will handle the closing. The transfers are subject to the outstanding notes and mortgages in favor of The Bank and Beach Community Bank, respectively, as well as all debt with the exception of the debt described in subparagraphs B and C above.

      I. NFC shall convey the White Cliffs lot to Mike Adkinson, or his designees. DLT will handle the closing. The transfer is subject to the outstanding note and mortgage in favor of Commerce South Bank, as well as all debt with the exception of the debt described in subparagraphs B and C above.

      J. NFC shall convey 100% of the Troon and Muirfield stock to Mike Adkinson, or his designees. The conveyance is subject to the outstanding note and mortgage to Western Assurance (hereafter defined) and the additional mortgages to Castle and GDE, as well as all debt with the exception of the debt described in subparagraphs B and C above.

      K. Whitemark Homes shall cause the release of Mike Adkinson's personal guaranty on the Whitemark Homes' debt with Admiralty Bank within sixty (60) days. Simultaneously hereto Whitemark Homes is executing an indemnification and hold harmless agreement in favor of Mike Adkinson guaranteeing their obligation in this subparagraph K. If Whitemark Homes fails to release Mike Adkinson's guaranty with Admiralty Bank within 60 days, Whitemark Homes hereby grants to Mike Adkinson a second lien security interest in the Whitemark Stock subject to the $2,700,000 loans to Beach Community Bank, Commerce South Bank and Bank of Bonifay.

      L. Mike Adkinson shall convey his house in Orlando, Florida to Whitemark Homes, or its designee, and Whitemark Homes shall cause Mike Adkinson to be released from his liability to EMC simultaneously therewith, all to occur within 60 days. Whitemark Homes shall continue to make the lease payments to Mike Adkinson and insure the house as required by EMC until Mike Adkinson is released from his guaranty with EMC. Whitemark Homes shall produce a certificate of insurance naming Mike Adkinson and EMC as loss payees, up to the amount of the EMC mortgage balance on or before April 25, 2003. Scott Clark will handle the closing. The conveyance shall be free of all debt with the exception of the liability to EMC, and the outstanding lease between Mike Adkinson and Whitemark Homes of Florida, Inc. If Whitemark Homes fails to have Mike Adkinson released from his EMC Guaranty within 60 days, Mike Adkinson shall be free to sell his house without restriction from the Whitemark Homes Group. Until such time Mike Adkinson sells his house, Whitemark Homes shall pay all principal, interest, taxes, insurance, maintenance and repair expenses associated with the house.

      M. White will convey his mobile home in Florida to Mike Adkinson, or his designee, and Mike Adkinson will cause White to be released from his liability on the mobile home simultaneously therewith, all to occur within 60 days. DLT will handle the closing. The conveyance shall be free of all debt.

      N. Mike Adkinson shall cause Bank of Bonifay to have Whitemark Homes and White released from their guaranties within sixty (60) days.

      O. Except as otherwise provided herein, the parties agree to terminate, cancel and release from all obligations to perform any of the following: (1) the Exchange Agreement; (2) Closing Agreement; (3) the Guaranty Agreement; (4) Employment Agreement, (5) Security and Funding Agreement; (6) all profit participation agreements; (7) any joint venture agreements; and (8) any other document or agreement executed in connection with any of the foregoing with the exception of the Voting Agreement, which Voting Agreement shall remain in effect subject to subparagraph W.

      P. Mike Adkinson, Wayne Adkinson and Chad Adkinson shall resign from all positions with Whitemark Homes and any entity retained by Whitemark Homes.

      Q. 1. The Adkinson Group, the Whitemark Homes Group, the Matthews Group, the O'Sullivan Creel Group (as defined in the Mutual Release), Charles Barniv, David E. Fleisher and Bruce Witkind, shall enter into Mutual Releases (the "Releases"), which are attached to this Agreement, are consideration for this Agreement, and are incorporated as if fully set forth herein.

           2. In lieu of Releases from C. Wayne Jones ("Jones"), Angus G. Andrews, Jr. ("Andrews") and/or Harry A. Laird, III ("Laird"), Mike Adkinson, Wayne Adkinson and Chad Adkinson warrant and promise that they will not directly or indirectly cooperate, assist, aid, participate, fund or share in the proceeds of any claims or lawsuits filed or brought, at least in part, by Jones, Andrews and/or Laird against the Whitemark Homes Group, except as required pursuant to a subpoena or court order. Further Mike Adkinson, Wayne Adkinson and Chad Adkinson shall not directly or indirectly disclose to any person or entity any confidential information about the Whitemark Homes Group obtained during the course of their employment with Whitemark Homes or NFC, except as required by law. To the extent any party is required to report, notice, testify or otherwise participate in such charges, lawsuits, investigations, administrative proceedings or other proceedings or actions, said person or entity shall provide the other parties with ten (10) calendar days written notice before participating, disclosing or taking any action described in this subparagraph Q2. The Whitemark Homes Group and Adkinson Group further agree to cooperate with each other to the extent any of them are sued by Jones, Andrews and/or Laird.

      R. With respect to the usury counterclaims of Muirfield and Troon againstWestern United Life Assurance Company ("Western Assurance"), Mike O'Brien as Troon/Muirfield's lead counsel shall prosecute the counterclaim on behalf of the counterclaim plaintiffs. Mike Adkinson shall obtain a six (6) month extension on the indebtedness secured by the Whitemark Stock pledged to Beach Community Bank, Commerce South Bank, and Bank of Bonifay. The extension shall include notice provisions whereby each lender is required to provide Whitemark Homes with fifteen (15) days prior written notice prior to either a default and/or the sale or other disposition of the Whitemark Stock held as collateral. Any recovery from the counterclaim shall be used first before any reduction for any attorneys' fees, costs, expert fees or all other expenses incurred in the prosecution of the counterclaim ("Initial Recovery") to satisfy all loans secured by the Whitemark Stock held as collateral by Beach Community Bank, Commerce South Bank, and Bank of Bonifay and thereafter in any manner that Troon/Muirfield so determine. To the extent any portion of the Whitemark Stock held as collateral is purchased by Whitemark Homes in foreclosure proceedings or otherwise, the Initial Recovery first shall be used to reimburse Whitemark Homes for its actual purchase price paid by Whitemark Homes for such Whitemark Stock.

Whitemark Homes affirms that NFC owns the Troon and Muirfield stocks subject only to the Western Assurance collateral loan documents, and the Troon and Muirfield stocks are unencumbered except as to the Western Assurance loan documents. Mike Adkinson will irrevocably notify lenders to return all Whitemark Stock to Whitemark Homes upon satisfaction of corresponding loan. To the extent that the Initial Recovery is treated as a setoff or reduction in the indebtedness, then within 90 days Mike Adkinson, Chad Adkinson and Wayne
Adkinson shall cause the Whitemark Stock to be delivered to Whitemark Homes without any liens or, in the event Whitemark Homes purchased the stock, pay Whitemark Homes the purchase price paid for such stock. By virtue of Whitemark Homes' rights under this subparagraph R, including its interest in having the above referenced $2,700,000 encumbrance on the Whitemark Stock satisfied from Muirfield's and Troon's Usury counterclaims, the Adkinson Group, Muirfield and Troon stipulate and agree that Whitemark Homes (i) has a direct and immediate claim and interest in the demand, and resulting proceeds of the demand, which is the subject alter of the Usury Counterclaims; (ii) will directly gain or lose by direct legal operation and effect of any settlement, compromise or judgment if the Usury Counterclaims; and (iii) has sufficient grounds and legal interest in the Usury Counterclaims to be a proper intervenor under Rule 1.230 of the Florida Rules of Civil Procedure. Accordingly, Muirfield, Troon and Whitemark Homes agree to file a joint motion under Rule 1.230 to allow Whitemark Homes to intervene in the Usury Counterclaims. The remaining parties to this Agreement agree to consent to and not oppose or object to this intervention. In the event the court denies the intervention, Whitemark Homes reserves the right, and the Adkinson Group consents to the right, to commence a third party or related cause of action against Muirfield, Troon and the Adkinson Group to preserve Whitemark Homes' interest in the settlement, compromise or judgment obtained in the Usury Counterclaims.

      S. Mike Adkinson will provide sworn testimony before a court reporter in response to questions by Whitemark Homes counsel, in Destin, Florida, concerning information about NFC and/or the NFC Subsidiaries' financial information and other disclosure information related to Whitemark Homes' filings under the Securities Exchange Act of 1934 for the time period January 1, 2003 through the date this Settlement Agreement is executed by all parties. The court in the Replevin/Counterclaim/Counter-Counterclaim Action shall retain jurisdiction to rule upon any motions to compel, motions for protective order, instructions to not answer, invocations of privilege, and violations of the Florida Rules of Civil Procedure. The deposition shall take place on or before April 30, 2003.

      T. Whitemark Homes will pay up to $15,000 of all closing costs in connection with this Settlement Agreement, in addition to the costs described in
Y. Mike Adkinson, or his designee, will be responsible for the remainder of the closing costs, with the exception of the Whitemark Homes Group attorney fees.

      U. NFC shall assign to Mike Adkinson, or his designee, the existing Construction Contracts for homes being built for Wayne Adkinson and Jan Adkinson (at Cypress Breeze); and Richard Houdashelt (at Emerald Lakes). Mike Adkinson, or his designee, will assume all obligations under the construction contracts.

      V. Whitemark Homes is permitted to disclose the terms of this Agreement in its filings under the Securities Exchange Act of 1934.

      W. Mike Adkinson, Chad Adkinson and Wayne Adkinson irrevocably relinquish any and all rights and benefits that any of them may have under the Voting Agreement including without limitation any right to appoint a member to the Whitemark Homes' Board of Directors.

      X. Mike Adkinson, Chad Adkinson and Wayne Adkinson shall withdraw their January 21, 2003 shareholder demand letter (attached as Exhibit "A" to the Verified Complaint filed in the Shareholder Derivative Action).

      Y. Within 60 days from the date of this Agreement, Whitemark Homes shall cause Whitemark at Long Point Cove, Ltd. ("WLPC"), the lender of Phase II of Long Point Cove Project ("Project"), to execute documents necessary to modify the Note/Mortgage encumbering the Project to reflect an amount owed not to exceed $1,800,000 due and payable within six (6) months of the date of this Agreement. Long Point shall execute a special warranty deed ("Deed") in favor of WLPC as to the property encumbered by the mortgage, and deliver said Deed to a mutually agreeable escrow agent ("Escrow Agent"). If $1,800,000 is not paid to WLPC on or before 6 months following the date of this Agreement, then the Deed shall be released to WLPC. Simultaneously with Long Point's execution and delivery of the Deed to Escrow Agent, WLPC shall deliver the original $1,800,000 Note, Mortgage, Mike Adkinson Guaranty, GDE Guaranty and a Satisfaction of Mortgage to Escrow Agent. In the event the $1,800,000 is paid on or before 6 months following execution of this Agreement, or in the event the Deed is delivered to WLPC as provided for herein, than Escrow Agent shall deliver the original Note, Mortgage, Mike Adkinson Guaranty, GDE Guaranty and Satisfaction of Mortgage to Mike Adkinson. In any event, WLPC shall provide Mike Adkinson and GDE thirty (30) days prior written notice to cure any default on the Note and Mortgage. Whitemark Homes shall sign an indemnification and hold harmless agreement in favor of Mike Adkinson for their guaranty in this subparagraph Y or grant to Mike Adkinson a second lien security interest in the Whitemark Stock subject to the $2,700,000 loans to Beach Community Bank, Commerce South Bank and Bank of Bonifay.

      Z. Whitemark Homes will retain stock ownership of Magnolia, Panhandle, Sunshine, Emerald Sea, Sea Oat, Emerald Beach, LPG, Alstar Development and Torel.

      AA. In consideration of the Mutual Releases the Matthews Group and O'Sullivan Creel Group, and their, officers, directors, partners and employees, shall be entitled to provide professional services to the Adkinson Group, and their investors and related entities and affiliates, and the Whitemark Homes
Group waives all conflict of interest, past, present or future, as to any knowledge of the foregoing in their prior dealings with the Whitemark Homes Group.

      BB. All persons/employees/agents of the Whitemark Homes Group and its subsidiaries whom have spoken to Southeastern or its officers, principals and attorneys, shall provide taped or written statements under oath to Mike O'Brien in Orlando, Florida before April 25, 2003.

      CC. The Whitemark Homes Group shall indemnify and hold harmless Dana C. Matthews and Matthews & Hawkins, P.A., and its employees, from any and all claims made by Trimark Catastrophe as a result of any action taken by an authorized agent of Whitemark Homes concerning the Whitemark Homes/Trimark Catastrophe contract dated March 29, 2002.

      DD. The obligations of the Adkinson Group and the Whitemark Homes Group pursuant to this Agreement shall not be dischargeable by either of them in bankruptcy. If this Agreement, or any part thereof, or any document executed by the parties as contemplated herein, should be set aside by a Court of competent jurisdiction, or a bankruptcy court, for any reason whatsoever, then in such event, this Agreement and the documents executed pursuant hereto shall be null and void, and the Adkinson Group and the Whitemark Homes Group shall have the right to reinstate the lawsuits described in paragraph A.1-4 herein, and shall have any and all causes of action against each other as if they never signed this Agreement and the documents executed pursuant hereto. In addition to the foregoing, the Whitemark Homes Group additionally stipulates, covenants and agrees that neither Whitemark Homes or any of its subsidiaries will file for protection under the bankruptcy laws of the United States, and specifically under Title 11 of the United States Code, for a period of at least one (1) year from the date of this Agreement ("Preference Period"). In the event that Whitemark Homes or any of its subsidiaries commences any proceeding under Title 11 of the U.S. Code within or before the Preference Period, and the Adkinson Group is compelled to disgorge any benefits received herein as a preference, then the Adkinson Group shall have and hereby reserves all rights to assert any and all claims otherwise realized herein, including but not limited to objections to discharge or dischargeability in such proceeding, to object to any claims of exemption, or to assert any other rights which it may have in such proceeding.

      EE. The Whitemark Homes Group, and each member thereof, consents to the continued representation of Mike Adkinson, Wayne Adkinson, and Chad Adkinson by the Matthews Group and its officers, directors and employees, and further consents to the future representation by the Matthews Group of the Adkinson Group, as well as Troon, Muirfield, Alstar Enterprises, Long Point Destin, Cypress Breeze, and NFC:

           1. In connection with the previously executed Exchange Agreement, as amended, Plan of Merger, and Closing Agreement and related documents, including any disputes which arose in connection therewith and any efforts to enforce or protect rights in connection therewith, including such efforts in connection with the Guaranty and Indemnity Agreement dated November 6, 2001.

           2.   In connection with any other matters.

      The Matthews Group has not represented any parties in connection with this Agreement. The parties to this Agreement acknowledge that they have consulted with their respective counsel in this matter regarding the giving of this consent.

      The parties stipulate and agree that to the extent any confidential information concerning the above described transactions as described in FF-1 was conveyed to M&H by the Whitemark Homes Group, such information also was in the possession of the Adkinson Group, and that the Whitemark Homes Group waives any claim that M&H would otherwise be disqualified from representing the Adkinson Group or any other person based on receipt of any such information in the course of representing the Adkinson Group or otherwise. The Whitemark Homes Group hereby consents for Scott Clark, Esq. to withdraw from all representation of any matters he is handling for NFC, Troon, Muirfield, Alstar Enterprises, Cypress Breeze, Destin and Long Point ("Represented Entities"), and to execute a stipulation for substitution of counsel with whatever attorney Mike Adkinson so designates. Neither of the Represented Entities shall be responsible for any attorney fees, costs and expenses owed Scott Clark for his representation. The Whitemark Homes Group shall be solely responsible for any attorney fees, costs and expenses owed Scott Clark.

      FF. The Adkinson Group, and each member thereof, consents to the continued representation of White by Scott Clark ("Clark"), and further consents to the past and future representation by Clark of the Whitemark Homes Group:

           1. In connection with the previously executed Exchange Agreement, as amended, Plan of Merger, and Closing Agreement and related documents, including any disputes which arose in connection therewith.

           2.   In connection with any other matters.

      The parties to this Agreement acknowledge that they have consulted with their counsel in this matter regarding the giving of this consent.

V.    REPRESENTATIONS AND WARRANTIES.
      -------------------------------

      A. The Whitemark Homes Group makes the following representations and warranties to the best of their knowledge as to the limited liability company (hereinafter "Companies") membership interests (hereinafter "Units") being transferred pursuant to this Agreement from Alstar Development, Torel, LPG, Emerald Sea and Destin (collectively hereafter "Transferring Entities") to Mike Adkinson, or his designees (collectively hereafter "Receiving Entities"):

           1. Title. The Transferring Entities have good, absolute, and marketable title to the Units, free from all liens, claims, and encumbrances. The Transferring Entities have not previously assigned any interest in the Units to third parties, pledged the Units as collateral for any loans, hypothecated the Units or otherwise transferred any interest in the Units to third parties. The Transferring Entities have the unfettered right, power, and authority to transfer all of the Units pursuant to this Agreement. Delivery of the Units to the Receiving Entities as contemplated by this Agreement will vest unencumbered title to the Units in Receiving Entities.


           2. Litigation. The Whitemark Homes Group has no knowledge of any litigation, arbitration, or other legal, judicial, administrative, or government actions against the Transferring Entities or the Units, other than as described below:

                    Tamtech v. NFC
                    Prescott v. NFC
                    First Premiere v LPC
                    Western United Life Assurance v. Troon/Muirfield/NFC
                    Peoples Bank v. Perry/NFC
                    Threatened foreclosure by Whitemark at Long Point Cove, Ltd.

                Neither the Transferring Entities nor the Companies are aware of any facts that might give rise to such a proceeding.

           3. Disclosure. No representation or warranty furnished by the Transferring Entities to the Receiving Entities in this Agreement or otherwise contains or will contain any untrue statement of a material fact or omits or will omit any material fact required to make such statements not misleading.

      B. The Whitemark Homes Group makes the following representations and warranties to the best of their knowledge as to the Troon and Muirfield (hereafter "Corporations") corporate stock (hereafter "Stock") being transferred pursuant to this Agreement from NFC (hereafter "Transferring Entity") to Mike Adkinson, or his designees (collectively hereafter "Receiving Entities"):

           1. Title. The Transferring Entity has good, absolute, and marketable title to the Stock, free from all liens, claims, and encumbrances. The Transferring Entity has not previously assigned any interest in the Stock to third parties, pledged the Stock as collateral for any loans, hypothecated the Stock or otherwise transferred any interest in the Stock to third parties. The Transferring Entity has the unfettered right, power, and authority to transfer all of the Stock pursuant to this Agreement. Delivery of the Stock to the Receiving Entities as contemplated by this Agreement will vest unencumbered title to the Stock in Receiving Entities. Notwithstanding the foregoing, Receiving Entity acknowledges the pledge of Stock to Western Assurance as described in paragraph R of this Agreement

           2. Litigation. The Whitemark Homes Group has no knowledge of any litigation, arbitration, or other legal, judicial, administrative, or government actions against the Transferring Entities or the Stock, other than as described below:

                    Tamtech v. NFC
                    Prescott Architects v. NFC
                    First Premiere v. LPC
                    Western United Life Assurance v. Troon/Muirfield/NFC Peoples Bank v. Perry/NFC

                Neither the Transferring Entities nor the Companies are aware of any facts that might give rise to such a proceeding.

           3. Disclosure. No representation or warranty furnished by the Transferring Entity to the Receiving Entities in this Agreement or otherwise contains or will contain any untrue statement of a material fact or omits or will omit any material fact required to make such statements not misleading.

VI. TAXES.l The Whitemark Homes Group shall be solely responsible for filing tax returns for NFC, Troon, Muirfield, Loong Point, Alstar Enterprises, Destin and Cypress Breeze ("Tax Paying Entities") for the calendar year 2002, and pay any taxes that may be owed by the Tax Paying Entities.

VII. ACKNOWLEDGEMENT OF CONSIDERATION. The parties to this Agreement acknowledge that the Settlement Benefits, described above, are being offered in exchange for execution of the Agreement and the related releases, and they would not otherwise be entitled to this consideration in the absence of this Agreement.

VIII. KNOWING AND VOLUNTARY WAIVER. The parties specifically acknowledge that the waivers of the parties' respective claims against each other are knowing and voluntary and that these waivers are part of this Agreement, which has been written in a manner calculated to be, and which is, understood by the parties.

IX. NON-ADMISSION. This Agreement is not to be construed as an admission of wrongdoing or of any liability by any party to this Agreement.

X. ENTIRE AGREEMENT. This Agreement is the entire mediation settlement agreement between the parties relating to the subject matter of this Agreement. The parties acknowledge that they have not made any representations or promises to each other, other than those in or referred to by this Agreement. If any provision in this Agreement is found to be unenforceable, all other provisions will remain fully enforceable.

XI. PLAIN MEANING AND HEADERS. This Agreement shall be interpreted in accordance with the plain meaning of its terms and not for or against the drafter's rights hereunder. The headers describing the contents of the provisions are simply for identification purposes and shall not be construed as a substantive part of the provision.

XII. EXECUTION OF AGREEMENT. The parties acknowledge and agree that in deciding to execute this Agreement: (a) each party relied entirely on each party's own judgment and that of any legal counsel,; (b) the parties understand the terms of this Agreement; (c) the parties have been advised to consult with legal counsel and have been provided with time to consult with legal counsel prior to the execution of this Agreement; (d) all promises made in connection with this Agreement or as inducement to sign same are expressly set forth in full in the other paragraphs of this Agreement; and (e) the parties were given a reasonable amount of time to consider this Agreement before signing it.

XIII. BREACH OF SETTLEMENT AGREEMENT AND DOCUMENTS TO BE SIGNED AT CLOSING PURSUANT HERETO. In the event of any action or proceeding brought by either party against the other under this Agreement, the prevailing party shall be entitled to recover all costs and expenses, including the fees of its attorneys in such action or proceeding (including efforts to modify or vacate any automatic stay or injunction, appeals and any anticipated post-judgment collection services), in such amount as the court may deem reasonable. In the event either party incurs any attorney's fees and costs in enforcing this Agreement, whether or not action is instituted, the defaulting party shall reimburse the non-defaulting party for such attorney's fees and costs upon demand.

XIV. BINDING EFFECT. The terms and conditions hereof shall bind and the benefits inure to the parties hereto, and their respective heirs, devises, personal representatives, successors, and assigns.

XV. FURTHER ASSURANCE. Each of the parties agree to do such further acts and things and to exercise and deliver such additional agreements and instruments as may be reasonably required to consummate, evidence or confirm this Agreement, or any other agreement contained herein in the manner contemplated hereby.

XVI. INTERPRETATION. Each party to this Agreement and their counsel have reviewed and revised this Agreement. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or of any amendments or exhibits to this Agreement, or any of the documents executed pursuant to or otherwise in connection with this Agreement.

XVII. NOTICES. All notices, demands, requests or other communications which may or shall be given or served by any party to this Agreement upon any other parties to this Agreement, shall be addressed to the address below and either
(a) sent by certified mail, return receipt requested, in which case notice shall be deemed delivered (i) 5 days after deposit, postage prepaid in the U.S. mail, or (ii) upon deposit if a copy is also sent via facsimile to the number below at the time of deposit; or (b) sent by a nationally recognized overnight courier for next day morning delivery, in which case notice shall be deemed delivered 1 business day after deposit with such courier. The addresses below may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice.

        If to the Adkinson
        Group:               c/o Mike Adkinson
                             40001 Emerald Coast Parkway
                             Destin, Florida 32541
                             Facsimile No: (850) 654-7215


        With a copy to
        Legal Counsel:       Matthews & Hawkins, P.A.
                             Attention: Dana C. Matthews
                             607 Highway 98 East
                             Destin, Florida 32541
                             Facsimile No: (850) 654-1634

        and                  Mike O'Brien
                             1330 Post Oak Blvd., Suite 2960
                             Houston, Texas 77056
                             Facsimile No.:  (713) 222-0888

        If to WTMK:          Whitemark Homes, Inc.
                             Attn: Mr. Larry White
                             650 S. Central Avenue
                             Suite 1000
                             Oviedo, Florida 32765
                             Facsimile No.: (407) 366-9688

        With a Copy to
        Legal Counsel:       Scott D. Clark, Esq.
                             Law Offices of Scott D. Clark, P.A.
                             655 W. Morse Boulevard, Suite 212
                             Winter Park, Florida 32789
                             Facsimile No.:  (407) 647-7622

        and                  Kirkpatrick & Lockhart, L.L.P.
                             Attn:  April L. Boyer, Esq.
                             201 South Biscayne Blvd., 20th Floor
                             Miami, Florida 33131
                             Facsimile No.:  (305) 358-7095


XVIII.  SURVIVAL.  All  covenants,   terms,   provisions,   representations  and
warranties set forth in this Agreement, except as specifically provided otherwise, shall survive execution of the closing documents described in this Agreement.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

      I FULLY UNDERSTAND AND AGREE WITH ALL OF THE TERMS OF THIS AGREEMENT AND WILL BE BOUND BY ALL OF ITS TERMS.

      IN WITNESS WHEREOF, the parties hereto execute this Agreement as of the date written below.


ACCEPTED AND AGREED TO:

WHITEMARK HOMES, INC.                   ALSTAR ENTERPRISES, L.L.C.



By:                                     By:
    ------------------------------         ---------------------------------
Name:                                   Name:
     -----------------------------           -------------------------------
Title:                                  Title:
        --------------------------            ------------------------------
Dated:                                  Dated:
        --------------------------            ------------------------------


ALSTAR DEVELOPMENT GROUP, INC.                    CABANA BEACH CLUB, L.L.C.



By:                                     By:
    ------------------------------         ---------------------------------
Name:                                   Name:
     -----------------------------           -------------------------------
Title:                                  Title:
        --------------------------            ------------------------------
Dated:                                  Dated:
        --------------------------            ------------------------------


CABANA COVE, L.L.C.                               DESTIN PARKS, INC.



By:                                     By:
    ------------------------------         ---------------------------------
Name:                                   Name:
     -----------------------------           -------------------------------
Title:                                  Title:
        --------------------------            ------------------------------
Dated:                                  Dated:
        --------------------------            ------------------------------


EMERALD BEACH CORPORATION                         EMERALD SEA DEVELOPMENT, INC.



By:                                     By:
    ------------------------------         ---------------------------------
Name:                                   Name:
     -----------------------------           -------------------------------
Title:                                  Title:
        --------------------------            ------------------------------
Dated:                                  Dated:
        --------------------------            ------------------------------

LONG POINT COVE, L.L.C.                           LPG, INC.



By:                                     By:
    ------------------------------         ---------------------------------
Name:                                   Name:
     -----------------------------           -------------------------------
Title:                                  Title:
        --------------------------            ------------------------------
Dated:                                  Dated:
        --------------------------            ------------------------------


MAGNOLIA LANDING DEVELOPMENT, INC.      MUIRFIELD DEVELOPMENT CORPORATION



By:                                     By:
    ------------------------------         ---------------------------------
Name:                                   Name:
     -----------------------------           -------------------------------
Title:                                  Title:
        --------------------------            ------------------------------
Dated:                                  Dated:
        --------------------------            ------------------------------


NORTH FLORIDA CONSULTING, INC.                    PANHANDLE DEVELOPMENT, INC.



By:                                     By:
    ------------------------------         ---------------------------------
Name:                                   Name:
     -----------------------------           -------------------------------
Title:                                  Title:
        --------------------------            ------------------------------
Dated:                                  Dated:
        --------------------------            ------------------------------


SEA OAT PROPERTIES, INC.                SUNSHINE DEVELOPMENT GROUP, INC.



By:                                     By:
    ------------------------------         ---------------------------------
Name:                                   Name:
     -----------------------------           -------------------------------
Title:                                  Title:
        --------------------------            ------------------------------
Dated:                                  Dated:
        --------------------------            ------------------------------


TOREL, INC.                                       TROON DEVELOPMENT CORPORATION



By:                                     By:
    ------------------------------         ---------------------------------
Name:                                   Name:
     -----------------------------           -------------------------------
Title:                                  Title:
        --------------------------            ------------------------------
Dated:                                  Dated:
        --------------------------            ------------------------------

----------------------------------       -----------------------------------
KENNETH LARRY WHITE                      MITCHELL GORDON

Dated:                                   Dated:
        --------------------------             -----------------------------


----------------------------------       -----------------------------------
SCOTT D. CLARK                           HUGH HARLING, JR.

Dated:                                   Dated:
        --------------------------             -----------------------------


                                         WHITEMARK HOMES OF FLORIDA, INC.

----------------------------------
MARGARET OLDER
                                         By:
                                            --------------------------------
Dated:
      ----------------------------       Name:
                                              ------------------------------
                                         Title:
                                               -----------------------------
                                         Dated:
                                               -----------------------------


GULF DESTINATION ENTERPRISES, INC.       CASTLE DEVELOPMENT PROPERTIES, INC.


By:                                     By:
    ------------------------------         ---------------------------------
Name:                                   Name:
     -----------------------------           -------------------------------
Title:                                  Title:
        --------------------------            ------------------------------
Dated:                                  Dated:
        --------------------------            ------------------------------


CONCOURSE, INC.

                                         -----------------------------------
By:                                      WILLIAM MICHAEL ADKINSON
    ------------------------------
Name:                                    Dated:
     -----------------------------             -----------------------------
Title:
      ----------------------------
Dated:
        --------------------------
                                         -----------------------------------
                                         WAYNE ADKINSON
                                         Dated:
                                               -----------------------------

----------------------------------       -----------------------------------
CHAD ADKINSON                            DANA MATTHEWS

Dated:                                   Dated:
      ----------------------------             -----------------------------


                                         -----------------------------------
                                         JOHN W. HAWKINS
                                         ---------------
                                         DATED:
                                               -----------------------------

MATTHEWS & HAWKINS, P.A.                 DESTIN LAND & TITLE, INC.


By:                                     By:
    ------------------------------         ---------------------------------
Name:                                   Name:
     -----------------------------           -------------------------------
Title:                                  Title:
        --------------------------            ------------------------------
Dated:                                  Dated:
        --------------------------            ------------------------------